GCAT 2021-NQM3 Trust ABS-15G

Exhibit 99.13

EXECUTIVE NARRATIVE:

This Executive Summary summarizes the independent third-party due diligence review (the “Review”) conducted on 4 residential mortgage loans by Recovco Mortgage Management, LLC (“Recovco”) on behalf of its Client, Blue River Mortgage II LLC (“Client”).

Recovco’s reports, which are to be made available to the recipient by the Client, include the loan-level results of Recovco’s independent, third-party due diligence review conducted for the Client.

Recovco performed certain due diligence services described below on residential mortgages. The review was conducted on behalf of Client in the 1st quarter of 2021 via file images provided by the Client for the review.

The table below identifies the origination channel for the loans represented in the subject sample final results:

Origination Channel	Loan Count	Percentage
Broker	4	100.00%
Retail	0	0.00%
Total	4	100.00%

DESCRIPTION OF SERVICES:

Recovco was instructed to perform a credit, regulatory compliance, data validation, and valuation review (the “Review Population”) in accordance with national recognized statistical rating organizations (“NRSRO(s)”) review standards in place as of the review date.

LOAN SAMPLING:

Recovco’s sample selection criteria was consistent with the criteria set forth by the NRSRO(s). Recovco does not know the size of the overall securitization population and other third-party review firms that may have been engaged. As such, Recovco cannot state the overall sample size.

The total population from which Recovco selected the sample included 4 mortgage loans.

The table below summarizes the populations by category contained in the review results from Recovco:

Review	Reviewed Total	% of Sample
Data Integrity Population	4	100%
Credit Population	4	100%
Compliance Population	0	0.00%
Valuation Population	4	100%

DATA INTEGRITY:

Where available, Recovco compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by Recovco. This information may not have been available for all mortgage loans. This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Balloon Flag	Margin
Property Type	Original Rate	Mod Flag	Next Rate Chg Date	Reset Frequency
Lien Position	Original P&I	Mod Date	First Pmt Chg Date	Current P&I
Orig Credit Score	Interest Only Flag	Current Rate	Next Pmt Chg Date	DTI
Self Employed Flag

CREDIT UNDERWRITING:

Recovco performed a review of the loan package to determine whether such package meets the credit and property underwriting criteria of the Federal National Mortgage Association, in effect at the time of such loan’s origination and that adequate support for the underwriting decision is contained in the file. Recovco reported to Client any exceptions utilizing Client accessed Recovco systems or other mutually agreed upon written report.

To complete these activities, Recovco completed a review utilizing the following review scope:

Recovco will review asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to Recovco and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file will also be performed.

Credit Application: For the Credit Application, Recovco will verify that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: Recovco’s review will include confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, Recovco: will (i) capture the monthly consumer debt payments for use in relevant calculations, (ii) note and research the Real Estate Owned and fraud alerts, and (iii) gather data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: Recovco will determine whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation will be used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and for certain programs (vii) bank statements.

Asset Review: Recovco will assess whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, Recovco will complete a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit, (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: Recovco will review the insurance present on the mortgage loan. During this review, Recovco will (i) verify that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirm that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirm that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) review the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirm that the flood certification was for the correct borrower, property, lender and mortgage loan number, and (vi) complete other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, Recovco will verify that DU findings included an approved/eligible decision as required per guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by Client guidelines and not AUS findings.

Occupancy Review: Recovco will confirm the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: Recovco will confirm the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics to be examined include (i) DTI of the borrower, (ii) the LTV/CLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: Recovco will review fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Recovco will condition the mortgage loan for the missing fraud report product.

If a report was present, Recovco will review the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings are noted, Recovco will confirm that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Additional Review of Mortgage Loan File: Recovco will review the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, and (ii) the presence of loan modification documents, and (iii) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, Recovco will seek to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagors requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

VALUATION REVIEW:

For each Mortgage Loan, Recovco performed Property Valuation Review Services in accordance with the following waterfall:

The value of the underlying property. Recovco’s review will include verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, Recovco’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of Recovco’s review include (i) verifying that the address matched the mortgage note, (ii) noting whether the property zip code was declared a FEMA disaster area classified as IA (Individual Assistance) or IH (Individual and Household Assistance) after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

If more than one valuation was provided, Recovco will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, Recovco will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Recovco’s review result in a variance of more than 10% then the client will be notified of such variance.

For each Mortgage Loan, Recovco will perform Property Valuation Review Services as indicated in the terms below:

100% of the Loans: Recovco will review the origination appraisal for the following items: (i) the age of the appraisal, (ii) verification of the property address, (iii) completeness and accuracy of the appraisal form, (iv) verification of the appraiser licensing, (v) the comparable sales analysis including age, distance, and adjustments, (vi) zoning concerns, (vii) appraisal was performed using GSE approved forms, and (viii) made on an “as is” basis.

NRSRO GRADING CRITERIA:

Upon completion of the loan file review, Recovco assigned grading which considered factors based on the review criteria, product, and NRSRO requirements. The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the following:

REGULATORY COMPLIANCE EVENT GRADE
A	Loan is compliant with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. The loan has met ATR standards as documented by the originator and if applicable has been verified as a qualified mortgage.
B	Identified exceptions have been determined to be non-material and will not impact the enforceability of the loan and/or remediation of material defects has taken place and the remediated exception will not impact the ability to foreclose. All cures are fully and appropriately documented.
C	The loan does not meet every ATR standard, is missing required disclosures or contains inaccurate disclosures which have not been/cannot be remediated and/or a benefit to the borrower cannot be determined. The agreed upon loan terms do not align to legal documents and/or legal documents were not appropriately executed.
D	The loan file was not provided for review or not sufficiently document in order to complete the review

CREDIT EVENT GRADE
A	The loan meets the published guidelines without exception or waiver. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable. QM designation status has been confirmed.
B	The loan does not meet every applicable requirement of the underwriting guidelines; however, the majority of requirements are met, and strong compensating factors have been document in support of guideline exceptions.
C	The loan does not meet every applicable requirement of the underwriting guidelines due to limited, weak or no compensating factors to support the exception. Status of occupancy, employment, income and asset were not remedied or were remediated post-closing. Fully supported. Fraud was identified and/or credit document defects were not remedied or were remediated post-closing. Lender/aggregator QC designation was not confirmed.
D	The loan file was not provided for review or not sufficiently document in order to complete the review.

VALUATION EVENT GRADE
A	Value is supported and within 10.00% of the original appraised value, the property is 100% complete and property and valuation meet the required underwriting guidelines and were completed on standard agency approved forms.
B	The property is complete but may require minor repairs that do not affect the habituality, marketability or value or allowable incomplete repairs are supplemented with a builder holdback agreement as required by underwriting guidelines.
C	Value is not supported within 10.00% of the original appraised value, the subject property constructions is not complete and/or appraisal was not on an as-is basis and final inspection is not documented. The appraisal was not conducted on an agency approved form and/or appraiser was not appropriately licensed.
D	The file was missing the appraisal or there was insufficient valuation documentation to perform a review

OVERALL EVENT GRADE
A	Loan meets Credit, Compliance, and Valuation guidelines and has sufficient accuracy and completeness of data to conduct a thorough review.
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit; is in material compliance with all applicable laws and regulations; and the value and valuation methodology are supported and substantially meet published guidelines.
C	The loan does not meet the published guidelines; and/or violates one material law or regulation; and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform an adequate review.

FINDINGS SUMMARY KROLL:

After completing a credit, regulatory compliance, and valuation review of the 4 mortgage loans, 4 mortgage loans had a rating grade of “A”, no mortgage loans had a rating grade of “B,” no mortgage loans had a rating grade of “C”, and no mortgage loans had a rating grade of “D.”

After completing a credit underwriting review of the 4 mortgage loans, 4 mortgage loans had a rating grade of “A”, no mortgage loans had a rating grade of “B,” no mortgage loans had a rating grade of “C”, and no mortgage loans had a rating grade of “D.”

After completing a regulatory compliance review of the 4 mortgage loans, 4 mortgage loans had a rating grade of “A”, no mortgage loans had a rating grade of “B,” no mortgage loans had a rating grade of “C”, and no mortgage loans had a rating grade of “D.”

After completing a valuation review of the 4 mortgage loans, 4 mortgage loans had a rating grade of “A”, no mortgage loans had a rating grade of “B,” no mortgage loans had a rating grade of “C”, and no mortgage loans had a rating grade of “D.”

OVERALL REVIEW RESULTS
NRSRO Grade	Count	% of Sample	Scheduled Balance
A	4	100%	$877,675.00
B	0	0.00%	$0.00
C	0	0.00%	$0.00
D	0	0.00%	$0.00

CREDIT REVIEW RESULTS
NRSRO Grade	Count	% of Sample	Scheduled Balance
A	4	100%	$877,675.00
B	0	0.00%	$0.00
C	0	0.00%	$0.00
D	0	0.00%	$0.00

REGULATORY COMPLIANCE REVIEW RESULTS
NRSRO Grade	Count	% of Sample	Scheduled Balance
A	0	0.00%	$0.00
B	0	0.00%	$0.00
C	0	0.00%	$0.00
D	0	0.00%	$0.00

VALUATION REVIEW RESULTS
NRSRO Grade	Count	% of Sample	Scheduled Balance
A	4	100%	$877,675.00
B	0	0.00%	$0.00
C	0	0.00%	$0.00
D	0	0.00%	$0.00

FINDINGS SUMMARY S&P:

After completing a credit, regulatory compliance, and valuation review of the 4 mortgage loans, 4 mortgage loans had a rating grade of “A”, no mortgage loans had a rating grade of “B,” no mortgage loans had a rating grade of “C”, and no mortgage loans had a rating grade of “D.”

After completing a credit underwriting review of the 4 mortgage loans, 4 mortgage loans had a rating grade of “A”, no mortgage loans had a rating grade of “B,” no mortgage loans had a rating grade of “C”, and no mortgage loans had a rating grade of “D.”

After completing a regulatory compliance review of the 4 mortgage loans, 4 mortgage loans had a rating grade of “A”, no mortgage loans had a rating grade of “B,” no mortgage loans had a rating grade of “C”, and no mortgage loans had a rating grade of “D.”

After completing a valuation review of the 4 mortgage loans, 4 mortgage loans had a rating grade of “A”, no mortgage loans had a rating grade of “B,” no mortgage loans had a rating grade of “C”, and no mortgage loans had a rating grade of “D.”

OVERALL REVIEW RESULTS
NRSRO Grade	Count	% of Sample	Scheduled Balance
A	4	100%	$877,675.00
B	0	0.00%	$0.00
C	0	0.00%	$0.00
D	0	0.00%	$0.00

CREDIT REVIEW RESULTS
NRSRO Grade	Count	% of Sample	Scheduled Balance
A	4	100%	$877,675.00
B	0	0.00%	$0.00
C	0	0.00%	$0.00
D	0	0.00%	$0.00

REGULATORY COMPLIANCE REVIEW RESULTS
NRSRO Grade	Count	% of Sample	Scheduled Balance
A	0	0.00%	$0.00
B	0	0.00%	$0.00
C	0	0.00%	$0.00
D	0	0.00%	$0.00

VALUATION REVIEW RESULTS
NRSRO Grade	Count	% of Sample	Scheduled Balance
A	4	100%	$877,675.00
B	0	0.00%	$0.00
C	0	0.00%	$0.00
D	0	0.00%	$0.00

MORTGAGE LOAN SUMMARY TABLES:

AMORTIZATION TYPE	Count	% of Sample	Scheduled Balance
FIXED	4	100%	$877,675.00
ARM	0	0%	$0.00
TOTAL	4	100%	$877,675.00

LIEN POSITION	Count	% of Sample	Scheduled Balance
FIRST	4	100%	$877,675.00
SECOND	0	0%	$0.00
TOTAL	4	100%	$877,675.00

LOAN PURPOSE	Count	% of Sample	Scheduled Balance
PURCHASE	4	100%	$877,675.00
RATE/TERM	0	0%	$0.00
CASH OUT	0	0%	$0.00
TOTAL	4	100%	$877,675.00

ORIG TERM	Count	% of Sample	Scheduled Balance
0-180	0	0.%	$0.00
181-240	0	0%	$0.00
241-360	4	100%	$877,675.00
Total	4	100%	$877,675.00

OCCUPANCY	Count	% of Sample	Scheduled Balance
PRIMARY	0	0%	$0.00
SECOND	0	0%	$0.00
INVESTMENT	4	100%	$877,675.00
Total	4	100%	$877,675.00

DATA INTEGRITY REVIEW RESULTS SUMMARY TABLE:

Of the mortgage loans included within the Data Integrity population, 1 unique mortgage loan had data integrity variances. Some variances, such as those found in street and zip code, may be due to changes that occurred following origination of the mortgage loans that would not have been reflected in the file reviewed by Recovco.

Field	Loan Count	% of Loans Reviewed
Original CLTV Ratio Percent	1	25.00%